UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2017

CHINA XD PLASTICS COMPANY LIMITED
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-34546	04-3836208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 9 Dalian North Road, Haping Road Centralized Industrial Park, Harbin Development Zone, Heilongjiang Province, PRC 150060
(Address of Principal Executive Offices)

(86) 451-8434-6600
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(b) On May 17, 2017, China XD Plastics Company Limited ("China XD Plastics" or the "Company") notified Nasdaq, Inc. ("Nasdaq") that a member of its board of directors and the Chairman of the Audit Committee, Lawrence W. Leighton, has resigned from the board of directors of the Company. Mr. Leighton was also designated the "audit committee financial expert", as defined in the Securities Exchange Act of 1934, as amended. The Company acknowledged that the resignation of Mr. Leighton meant the Company was not compliant with Nasdaq Marketplace Rule 5605(c)(2)(A), which requires the Audit Committee to be comprised of at least three independent directors, one of whom has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Nasdaq confirmed that the Company would not be in compliance with Nasdaq Marketplace Rule 5605(c)(2)(A). Nasdaq confirmed to the Company that Nasdaq Marketplace Rule 5605(c)(4) provides for a cure period until the earlier of the Company's next annual shareholders meeting or May 15, 2018; provided, however, that if the Company's annual shareholders meeting occurs before November 13, 2017, the Company shall regain compliance no later than November 13, 2017. The Company intends to regain compliance with Nasdaq Marketplace Rule 5605(c)(2)(A) as promptly as possible but no later than the Company's next annual meeting of shareholders.

The information set forth in item 5.02 of this current report on Form 8-K is incorporated herein by reference.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 15, 2017, Lawrence W. Leighton tendered his resignation from our board of directors for personal reason, effective immediately.
There were no disagreements between Mr. Leighton and the Company on any matter relating to the Company's operations, policies or practices which resulted in his resignation.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Exhibit Description
99.1	Press Release dated May 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2017

CHINA XD PLASTICS COMPANY LIMITED

	By:	/s/ Jie HAN
	Name:	Jie HAN
	Title:	Chief Executive Officer